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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             ERLY INDUSTRIES INC.
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               (Name of Registrant as Specified In Its Charter)

                               THE POWELL GROUP
                      FARMERS RICE MILLING COMPANY, INC.
                               NANETTE N. KELLEY
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:
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                    [LETTERHEAD OF WESTERN UNION MAILGRAM]

Proxy Services
51 Mercedes Way
Edgewood, NY 11717

10/10/97  17:46:15





James A Sample
Churchill Communications Corp.
Sample Mailgram
A:\5222.ASC 5223 10/10/97 17:46:00
123 Main Street
Anywhere, NY  12345-1234

                             ERLY Industries Inc.
                       Annual Meeting - October 17, 1997
                             Proxy Solicitation by
                               The Powell Group

                                                                October 10, 1997

                                URGENT MESSAGE

           IT IS IMPORTANT THAT YOUR SHARES BE VOTED AT THE MEETING.

If you hold ERLY stock, you are undoubtedly aware of ERLY's woeful long-term stock performance, its recent 1st quarter loss of $4.8 million and the fact that Gerald Murphy, ERLY's long-time Chairman, and his son Doug, ERLY's President, were recently found liable by a civil jury for conspiracy and fraud. The time for change is now.

The Powell Group, a substantial shareholder (3.6%) of ERLY Industries, is soliciting proxies in opposition to the Board of Directors of ERLY for the annual meeting to be held next week on October 17. We are seeking to replace the Board of Directors of ERLY with our highly qualified and experienced nominees. We also recommend that you vote against management's two corporate governance proposals, which will restrict your rights as a shareholder and entrench ERLY's Board.

Since the time remaining before the meeting is short, we have set up a procedure by which you can vote your shares by telephone at no cost to you. Instructions for voting your shares via toll-free ProxyGram are provided below.

           TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE
                POWELL GROUP ARE AVAILABLE TO ASSIST YOU NOW!!!

                                 INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.
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2.  Tell the operator that you wish to send a collect ProxyGram to ID No. 5222.

3.  State your name, address and telephone number.

4. State your bank or broker at which your shares are held and your control number as shown below:

                  Name:             (NA. 1)
                  Bank/Broker:      (Broker)
                  Control number:   (ControlNum)
                  Number of shares: (NumShares)

    Your control number is not known to The Powell Group or ERLY Industries Inc. If you have more than one account, you must act for each such account.

5. The operator will have the full text of the blue proxy card. Please inform the operator how you wish to vote on each proposal.

                      VOTE FOR THE POWELL GROUP NOMINEES
                         AND AGAINST PROPOSALS 2 AND 3

                 THE ANNUAL MEETING IS LESS THAN ONE WEEK AWAY

                             ERLY INDUSTRIES INC.

                     THIS PROXY IS SOLICITED ON BEHALF OF
                               THE POWELL GROUP
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS ON
                               OCTOBER 17, 1997

The undersigned hereby revokes all prior proxies given by the undersigned and appoints Nanette N. Kelley and John M. Spain, or any one of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them and each of them to represent and to vote, as designated below, at the Annual
Meeting of Shareholders to be held on October 17, 1997 (originally scheduled for September 26, 1997) or any adjournment thereof, all the shares of Common Stock of ERLY Industries Inc. which the undersigned is entitled to vote thereat.
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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE POWELL GROUP'S NOMINEES AS DIRECTORS, AGAINST THE PROPOSALS TO ELIMINATE CUMULATIVE VOTING AND TO ELIMINATE SHAREHOLDER ACTION BY WRITTEN CONSENT AND IN THEIR DISCRETION ON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE ANNUAL MEETING.

      THE POWELL GROUP STRONGLY RECOMMENDS A VOTE FOR ALL NOMINEES LISTED
                                                  ---
                  BELOW AND A VOTE AGAINST PROPOSALS 2 AND 3.
                                   -------

1.   ELECTION OF DIRECTORS:

(  ) FOR all nominees            (  ) WITHHOLD AUTHORITY to vote
     listed below                     for all nominees below

     William D. Blake, Robert Arthur Seale, Nanette Noland Kelley, Eugene A. Cafiero, John M. Spain

INSTRUCTIONS: (To withhold authority to vote for any individual nominee(s), give that nominee(s) name to the operator.)

2.  ELIMINATION OF CUMULATIVE VOTING:

(  ) FOR                         (  ) AGAINST                 (  ) ABSTAIN

3.  ELIMINATION OF SHAREHOLDER ACTION BY WRITTEN CONSENT:

(  ) FOR                         (  ) AGAINST                 (  ) ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.